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                                                                  EXHIBIT 99(ii)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 333-14891, 333-66377, and 333-66379 of QMS, Inc. and subsidiaries on Form S-8 of our report dated August 2, 1999 appearing in the Current Report on Form 8-K/A under the Securities and Exchange Act of 1934 of QMS, Inc. and subsidiaries.


/s/ Deloitte Touche Tohmatsu
DELOITTE TOUCHE TOHMATSU


Parramatta, Australia
11 August 1999